UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   ----------


                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported):         Commission File Number
January 10, 1997                                                          1-8233





                                USF&G CORPORATION
               (Exact Name of Registrant as Specified in Charter)



Maryland                                                              52-1220567
(State of Incorporation)                       (IRS Employer Identification No.)





                   100 Light Street, Baltimore, Maryland 21202
                    (Address of Principal Executive Offices)


                                 (410) 547-3000
              (Registrant's telephone number, including area code)




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                                USF&G CORPORATION
                                    FORM 8-K
                             ----------------------


Item 5. Other Events

     On January 10, 1997, USF&G issued a press release announcing its completion of two capital security offerings, raising $200 million, and a call for redemption on January 31, 1997, of 2.0 million shares or 50 percent of its outstanding $4.10 Series A Convertible Exchangeable Preferred Stock (NYSE:FGpA) at a redemption price of $50.00 per share. The press release is incorporated herein by reference as Exhibit I to this form.

EXHIBIT I



                                                   January 10, 1997
                                                   FOR IMMEDIATE RELEASE
                                                   CONTACT:  Kerrie Burch-DeLuca
                                                             (410) 205-6589


                       USF&G ISSUES SECURITIES; ANNOUNCES
                         PARTIAL CALL OF PREFERRED STOCK

         USF&G Corporation (NYSE:FG) today announced the completion of two Capital Security offerings, raising $200 million, and a partial call of its outstanding Preferred A shares.
         On December 24, 1996, $100 million of 8.50 percent 49-year Series A Capital Securities were issued by USF&G Capital I under Rule 144A of the Securities Act of 1933, as amended. The Series A Capital Securities have not been registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent such registration or an applicable exemption from registration requirements. On January 10, 1997, $100 million of
8.47 percent 30-year Series B Capital Securities were issued by USF&G Capital
II. USF&G Capital I and Capital II are Delaware business trusts controlled by USF&G Corporation. Holders of the Series A and Series B Capital Securities will be entitled to receive cash distributions semi-annually, beginning June 15 and July 10, 1997, respectively.
         In addition, USF&G Corporation today announced its call for redemption on January 31, 1997, of 2.0 million shares or 50 percent of its outstanding $4.10 Series A Convertible Exchangeable Preferred Stock (NYSE:FGpA) at a redemption price of $50.00 per share. The dividend payable on January 31, 1997, to holders of record on January 6, 1997, will be paid in the ordinary course as previously announced. A notice of redemption will be mailed to all record holders of those shares of the Series A Preferred Stock which were called for redemption. The Bank of New York, Redemption and Conversion Agent, has determined the shares to be called randomly by lot. USF&G has 4.0 million shares of the Series A Preferred Stock outstanding. USF&G currently intends to call the remaining shares during 1997. The Series A Preferred shares were originally issued in 1986.
         USF&G Corporation intends to use the net proceeds from the sale of both Series A and Series B Capital Securities for general corporate purposes, which will include the partial redemption of the Series A Preferred Stock and the reduction of outstanding indebtedness.
         USF&G Corporation, with assets of $14.5 billion, is composed of property/casualty and life insurance subsidiaries. The corporation's principal subsidiary is United States Fidelity and Guaranty Company, one of the nation's largest property/casualty insurers, founded in 1896.

                                                ###

                                USF&G CORPORATION
                                    FORM 8-K
                             ----------------------
                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                           USF&G CORPORATION


                                           By:   /s/DAN L. HALE
                                                    Dan L. Hale
                                                    Executive Vice President and
                                                    Chief Financial Officer

January 10, 1997